Exhibit 99.1

FOR IMMEDIATE RELEASE
October 26, 2009	Analyst Contact: Britta Carlson, (702) 402-5624
Media Contact: Karl Walquist, (775) 834-3891
NV Energy, Inc., Reports Third Quarter Earnings
Las Vegas – NV Energy, Inc. (NYSE: NVE) today announced consolidated net income of $182.6 million, or 78 cents per share, for the quarter ended Sept. 30, 2009, compared with consolidated net income of $150.8 million, or 64 cents per share, for the same period in 2008.
“We are very pleased with the results we achieved in this year’s third quarter,” Michael Yackira, president and chief executive officer of NV Energy, said. “While the increase was largely due to higher revenues associated with investment in generating facilities, it was also due to cost discipline throughout the company.”
Webcast Scheduled for 7 a.m. PDT today, Monday, October 26, 2009
Senior management of NV Energy will review the company’s 2009 third quarter financial results and other matters during a conference call and live webcast today, Monday, Oct. 26, at 7 a.m. Pacific Daylight Time.
The webcast will be accessible on the NV Energy website:
www.nvenergy.com.
An archived version of the webcast will remain on the NV Energy website for approximately one month following the live webcast. To listen to a recording of the call by telephone, call (800) 475-6701, and international callers should dial (320) 365-3844. Use the conference call access code, 118500, to listen to the recording.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a 54,500-square-mile service territory that stretches north to south from Elko to Laughlin, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada as well as approximately 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These
P.O. BOX 98910, LAS VEGAS, NEVADA 89151-0001 6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
P.O. BOX 30150, RENO, NEVADA 89520-3150 6100 NEIL ROAD, RENO, NEVADA 89511 nvenergy.com risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, including changes in and renewals of collective bargaining agreements, strikes or work stoppages, unseasonable weather, drought, threat of wildfire and other natural phenomena, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarters ended March 31, 2009, and June 30, 2009, and their Annual Reports on Form 10-K for the year ended December 31, 2008, each filed with the SEC. NV Energy Inc., Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
OPERATING REVENUES:
Electric	$1,199,254	$1,098,744	$2,680,204	$2,624,832
Gas	19,745	19,379	132,686	137,125
Other	8	8	25	19

	1,219,007	1,118,131	2,812,915	2,761,976

OPERATING EXPENSES:
Operation:
Fuel for power generation	250,085	332,872	684,474	825,105
Purchased power	313,828	383,329	634,185	828,635
Gas purchased for resale	11,269	13,760	101,457	108,288
Deferral of energy costs — electric — net	73,557	(89,575)	213,132	(56,679)
Deferral of energy costs — gas — net	2,286	(725)	1,923	(2,296)
Other	107,992	105,087	332,555	295,409
Maintenance	20,187	20,337	82,219	64,931
Depreciation and amortization	82,541	59,245	240,912	185,656
Taxes:
Income taxes	80,780	61,148	71,208	82,695
Other than income	15,177	13,701	43,577	40,266

	957,702	899,179	2,405,642	2,372,010

OPERATING INCOME	261,305	218,952	407,273	389,966

OTHER INCOME (EXPENSE):
Allowance for other funds used during construction	4,327	7,865	19,093	32,935
Interest accrued on deferred energy	(1,799)	2,349	(873)	4,042
Other income	7,749	6,583	31,209	24,787
Other expense	(2,387)	(3,007)	(17,425)	(10,804)
Income taxes	(1,745)	(4,263)	(9,496)	(16,451)

	6,145	9,527	22,508	34,509

Total Income Before Interest Charges	267,450	228,479	429,781	424,475

INTEREST CHARGES:
Long-term debt	82,865	75,483	244,613	215,826
Other	5,618	8,391	22,230	23,092
Allowance for borrowed funds used during construction	(3,679)	(6,178)	(15,847)	(25,418)

	84,804	77,696	250,996	213,500

NET INCOME	$182,646	$150,783	$178,785	$210,975

Amount per share basic and diluted
Net Income per share — basic and diluted	$0.78	$0.64	$0.76	$0.90

Weighted Average Shares of Common Stock Outstanding — basic	234,629,761	234,096,559	234,479,605	233,975,552

Weighted Average Shares of Common Stock Outstanding — diluted	235,368,919	234,655,132	235,025,554	234,499,269

Dividends Declared Per Share of Common Stock	$0.10	$0.08	$0.30	$0.24

NEVADA POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
OPERATING REVENUES:
Electric	$933,520	$826,825	$1,945,818	$1,866,220

OPERATING EXPENSES:
Operation:
Fuel for power generation	160,960	240,027	455,355	613,968
Purchased power	288,248	319,324	541,746	577,161
Deferral of energy costs-net	46,911	(80,191)	144,910	(44,107)
Other	68,521	69,432	206,771	189,144
Maintenance	12,014	12,469	58,280	42,727
Depreciation and amortization	54,996	37,902	160,869	120,855
Taxes:
Income taxes	75,214	54,595	57,702	69,592
Other than income	8,970	8,266	26,394	24,015

	715,834	661,824	1,652,027	1,593,355

OPERATING INCOME	217,686	165,001	293,791	272,865

OTHER INCOME (EXPENSE):
Allowance for other funds used during construction	3,385	6,543	16,558	21,093
Interest accrued on deferred energy	248	2,803	2,891	5,681
Other income	3,776	4,116	18,726	12,970
Other expense	(1,537)	(2,028)	(12,335)	(5,045)
Income taxes	(1,612)	(3,828)	(8,155)	(11,350)

	4,260	7,606	17,685	23,349

Total Income Before Interest Charges	221,946	172,607	311,476	296,214

INTEREST CHARGES:
Long-term debt	56,672	46,662	166,492	129,283
Other	4,498	6,737	17,526	17,952
Allowance for borrowed funds used during construction	(2,815)	(5,128)	(13,483)	(16,503)

	58,355	48,271	170,535	130,732

NET INCOME	$163,591	$124,336	$140,941	$165,482

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
OPERATING REVENUES:
Electric	$265,734	$271,919	$734,386	$758,612
Gas	19,745	19,379	132,686	137,125

	285,479	291,298	867,072	895,737

OPERATING EXPENSES:
Operation:
Fuel for power generation	89,125	92,845	229,119	211,137
Purchased power	25,580	64,005	92,439	251,474
Gas purchased for resale	11,269	13,760	101,457	108,288
Deferral of energy costs — electric — net	26,646	(9,384)	68,222	(12,572)
Deferral of energy costs — gas — net	2,286	(725)	1,923	(2,296)
Other	38,843	35,474	123,748	103,744
Maintenance	8,173	7,868	23,939	22,204
Depreciation and amortization	27,545	21,343	80,043	64,801
Taxes:
Income taxes	10,445	10,602	24,275	24,213
Other than income	6,162	5,402	17,046	16,128

	246,074	241,190	762,211	787,121

OPERATING INCOME	39,405	50,108	104,861	108,616

OTHER INCOME (EXPENSE):
Allowance for other funds used during construction	942	1,322	2,535	11,842
Interest accrued on deferred energy	(2,047)	(454)	(3,764)	(1,639)
Other income	3,792	2,367	12,299	11,331
Other expense	(813)	(749)	(4,601)	(5,430)
Income taxes	(226)	(683)	(1,651)	(5,210)

	1,648	1,803	4,818	10,894

Total Income Before Interest Charges	41,053	51,911	109,679	119,510

INTEREST CHARGES:
Long-term debt	16,760	18,635	49,820	55,975
Other	891	1,407	4,017	4,398
Allowance for borrowed funds used during construction	(864)	(1,050)	(2,364)	(8,915)

	16,787	18,992	51,473	51,458

NET INCOME	$24,266	$32,919	$58,206	$68,052

Gross margin is presented by Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy in order to provide information by segment that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy calculate as operating revenues less fuel and purchased power costs, provides a measure of income available to support the other operating expenses. Gross margin changes based on such factors as general base rate adjustments (which are required to be filed by statute every three years) and reflect Nevada Power Company and Sierra Pacific Power Company’s strategy to increase internal power generation versus purchased power, which generates no gross margin. Reconciliations between GAAP operating revenues and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Gross Margin
(Dollars in Thousands)
(Unaudited)
Nevada Power Company

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Change from			Change from
	2009	2008	Prior Year %	2009	2008	Prior Year %
Operating Revenues:
Electric	$933,520	$826,825	12.9%	$1,945,818	$1,866,220	4.3%

Energy Costs:
Fuel for power generation	160,960	240,027		455,355	613,968
Purchased power	288,248	319,324		541,746	577,161
Deferral of energy costs-net	46,911	(80,191)		144,910	(44,107)

	$496,119	$479,160		1,142,011	$1,147,022

Gross Margin	$437,401	$347,665	25.8%	$803,807	$719,198	11.8%

Sierra Pacific Power Company

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Change from			Change from
	2009	2008	Prior Year %	2009	2008	Prior Year %
Operating Revenues:
Electric	$265,734	$271,919		$734,386	$758,612
Gas	19,745	19,379		132,686	137,125

	$285,479	$291,298	-2.0%	$867,072	$895,737	-3.2%

Energy Costs:
Fuel for power generation	89,125	92,845		229,119	211,137
Purchased power	25,580	64,005		92,439	251,474
Deferral of energy costs-electric-net	26,646	(9,384)		68,222	(12,572)
Gas purchased for resale	11,269	13,760		101,457	108,288
Deferral of energy costs-gas-net	2,286	(725)		1,923	(2,296)

	$154,906	$160,501		$493,160	$556,031

Energy Costs by Segment:
Electric	$141,351	$147,466		$389,780	$450,039
Gas	13,555	13,035		103,380	105,992

	$154,906	$160,501		$493,160	$556,031

Gross Margin by Segment:
Electric	$124,383	$124,453		$344,606	$308,573
Gas	6,190	6,344		29,306	31,133

	$130,573	$130,797	-0.2%	$373,912	$339,706	10.1%

Summary of Selected Operating Statistics
Nevada Power Company
Electric Operating Revenue
(dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Change from			Change from	Avg. Change
	2009	2008	Prior Year %	2009	2008	Prior Year %	in customers
Electric Operating Revenues:
Residential	$484,561	$435,986	11.1%	$939,488	$887,173	5.9%	0.1%
Commercial	148,504	134,391	10.5%	365,595	362,850	0.8%	0.6%
Industrial	278,728	228,141	22.2%	578,661	537,930	7.6%	2.0%

Retail revenues	911,793	798,518	14.2%	1,883,744	1,787,953	5.4%
Other	21,727	28,307	-23.2%	62,074	78,267	-20.7%

Total Revenues	$933,520	$826,825	12.9%	$1,945,818	$1,866,220	4.3%

Retail sales in thousands Of MWhs	7,197	7,413	-2.9%	16,626	16,952	-1.9%
Sierra Pacific Power Company
Electric Operating Revenue
(dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Change from			Change from	Avg. Change
	2009	2008	Prior Year %	2009	2008	Prior Year %	in customers
Electric Operating Revenues:
Residential	$93,594	$96,558	-3.1%	$263,287	$256,726	2.6%	-0.1%
Commercial	108,167	108,596	-0.4%	296,671	289,327	2.5%	1.6%
Industrial	56,328	59,163	-4.8%	151,671	187,942	-19.3%	1.9%

Retail revenues	258,089	264,317	-2.4%	711,629	733,995	-3.0%
Other	7,645	7,602	0.6%	22,757	24,617	-7.6%

Total Revenues	$265,734	$271,919	-2.3%	$734,386	$758,612	-3.2%

Retail sales in thousands of MWhs	2,206	2,339	-5.7%	6,128	6,537	-6.3%
Sierra Pacific Power Company
Gas Operating Revenue
(dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Change from			Change from	Avg. Change
	2009	2008	Prior Year %	2009	2008	Prior Year %	in customers
Gas Operating Revenues:
Residential	$10,740	$10,269	4.6%	$74,410	$79,074	-5.9%
Commercial	4,913	4,885	0.6%	35,191	37,768	-6.8%
Industrial	2,155	1,873	15.1%	11,779	13,726	-14.2%

Retail revenues	17,808	17,027	4.6%	121,380	130,568	-7.0%	0.3%
Wholesale revenue	1,406	1,858	-24.3%	9,567	4,663	105.2%
Miscellaneous	531	494	7.5%	1,739	1,894	-8.2%

Total Revenues	$19,745	$19,379	1.9%	$132,686	$137,125	-3.2%

Retail sales in thousands of decatherms	1,183	1,231	-3.9%	9,549	10,420	-8.4%

Financial Highlights
(Dollars in Thousands)
(Unaudited)
NV Energy, Inc
Capital Structure

	September 30, 2009		September 30, 2008
Current maturities of long-term debt	$9,286	0.1%	$9,794	0.1%
Long-term debt	5,549,052	63.0%	4,793,078	60.2%

Total Debt	$5,558,338	63.1%	$4,802,872	60.3%
Common shareholders’ equity	3,243,820	36.9%	3,156,607	39.7%

Total Capitalization (including current maturities of long-term debt)	$8,802,158	100.0%	$7,959,479	100.0%

Nevada Power Company
Capital Structure

	September 30, 2009		September 30, 2008
Current maturities of long-term debt	$9,286	0.2%	$8,656	0.2%
Long-term debt	3,701,308	57.8%	2,975,201	53.0%

Total Debt	$3,710,594	58.0%	$2,983,857	53.2%
Common shareholder’s equity	2,691,551	42.0%	2,629,078	46.8%

Total Capitalization (including current maturities of long-term debt)	$6,402,145	100.0%	$5,612,935	100.0%

Sierra Pacific Power Company
Capital Structure

	September 30, 2009		September 30, 2008
Current maturities of long-term debt	$—	0.0%	$1,139	0.0%
Long-term debt	1,362,002	57.8%	1,292,867	56.0%

Total Debt	$1,362,002	57.8%	$1,294,006	56.0%
Common shareholder’s equity	994,495	42.2%	1,015,690	44.0%

Total Capitalization (including current maturities of long-term debt)	$2,356,497	100.0%	$2,309,696	100.0%

NVE Available Liquidity as of September 30, 2009 (dollars in millions)

	NVE	NPC	SPPC
Cash and Cash Equivalents	$6.2	$30.8	$58.4
Balance available on Revolving Credit Facilities	N/A	555.3	316.1

	$6.2	$586.1	$374.5